FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle High Income Fund
First Eagle Fund of America
First Eagle Small Cap Opportunity Fund
First Eagle Global Real Assets Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED MAY 2, 2022
TO PROSPECTUS DATED MARCH 1, 2022

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2022. Please review these matters carefully.

Effective April 30, 2022, if you purchase Class A shares of any First Eagle Fund you may be eligible for a reduction of the sales charge by combining your investments in any share class of a First Eagle Fund with your investments in any share of any closed-end interval fund for which First Eagle Investment Management, LLC serves as investment adviser (“Eligible Fund”).

To reflect this change, various changes are being made to the Prospectus, as follows:

The following replaces the introductory paragraph under the heading “How to Purchase Shares” on page 140 of the Prospectus:

How to Purchase Shares

The minimum initial and subsequent investment amounts generally required for share classes of each Fund are included in the table below. These amounts may be met by combining your investments in any share class of a Fund with your investments in any share of any closed-end interval fund for which First Eagle Investment Management, LLC serves as investment adviser (“Eligible Fund”). If you invest through a financial intermediary, your financial intermediary may establish higher or lower minimum initial and subsequent investment amounts.

*  *  *

The following replaces footnote “**” to the Minimum Investments table under the heading “How to Purchase Shares” on page 142 of the Prospectus:

**	The minimum may be waived for Class I shares for certain wrap fee programs if approved by FEF Distributors, LLC and for certain intermediaries that have entered into a relevant agreement with FEF Distributors, LLC. With respect to the High Income Fund, the minimum also will be waived for certain legacy investors who were invested in the Old Mutual High Yield Fund, the predecessor fund to the High Income Fund. With respect to the Small Cap Fund, the minimum also may be waived for certain former shareholders of investment vehicles formerly managed by the same portfolio management team as the Small Cap Fund.

*  *  *

The following replaces the information under the heading “Reducing the Sales Charge”on pages 149 through 152 of the Prospectus:

Reducing the Sales Charge

As the table in Public Offering Price of Class A Shares shows, larger investments in Class A shares of a Fund will reduce the sales charge on the investment, resulting in what are frequently called sales charge “breakpoints.” Not all terms are available through all of the Fund’s authorized dealers or other intermediaries. To claim a breakpoint or other reduced sales charge, notify your dealer, the Distributor or DST at the time of purchase that one of the following applies (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):

•

Aggregation. The sales charge schedule applies to the total amount invested in Class A shares by any “person,” which, for purposes of calculating sales charges, includes any account having the same mailing address or tax identification number. Therefore, if you purchase shares for several accounts at the same time, you may combine these investments into a single transaction to reduce the applicable sales charge. You may not combine individual accounts with corporate/partnership accounts for purposes of reducing the sales charge.

•

Rights of Accumulation. If you already are a shareholder of a First Eagle Fund or a closed-end interval fund for which the Adviser is the investment adviser (“Eligible Fund”), you may purchase Class A shares at a reduced sales charge by combining the amount being invested with the current net asset value of any share class of an Eligible Fund you already own. If the current net asset value of the Eligible Fund shares already held plus the net asset value of the current purchase exceeds a point in the sales charge schedule at which the charge is reduced, the entire current purchase is eligible for the reduced sales charge. To take advantage of your rights of accumulation, notify your dealer, the Distributor or DST at the time of purchase.

•

Letter of Intention. You may qualify for a reduced sales charge by completing the Letter of Intention contained in the New Account Application or the Special Options Form, which you may obtain by contacting the Trust at 800.334.2143. This process allows you to combine aggregate purchases of shares of any Eligible Fund during a 13-month period, for purposes of calculating the applicable sales charge on Class A shares of a Fund. Shares you currently own will be credited as purchases toward the completion of the Letter of Intention at their net asset value on the date the letter is executed. No retroactive adjustments will be made. For each investment you make, you must notify your dealer, the Distributor or DST that such a letter is on file along with all account numbers associated with the letter. The letter is not a binding obligation. Nevertheless, 5% (or 4.50% in the case of the High Income Fund) of the amount specified in the Letter of Intention will be held in escrow, and if your purchases are less than the amount specified, you must remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the total purchases actually made. If you do not remit the payment within 20 days after written request, the Trust will redeem an appropriate number of escrowed shares to realize the difference. The sales charge applicable to the investment will not be higher than if you had not submitted a Letter of Intention. Either you (subject to these escrow rules) or the Trust may cancel the arrangement at will.

•	Sales at Net Asset Value. Class A shares of each Fund can be sold at net asset value (without a sales charge) to:

–	registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons;

–	banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client;

–	investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

–	clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution;

–

a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. A listing of these intermediaries is included in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

–

retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.” Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;

–	current accounts in which shares of each Fund are purchased directly through FEF Distributors; and

–

current officers, trustees, directors, and employees of the Trust, FE Holdings, the Adviser, FEF Distributors, certain other subsidiaries of FE Holdings, Blackstone Inc., Corsair Capital LLC, employees of certain firms providing services to the Trust (such as the custodian and the shareholder servicing agent), and to the immediate family members of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons.

Class A shares of Fund of America can be sold at net asset value (without a sales charge) to former Class Y shareholders of Fund of America who held such shares at the time of their conversion to Class A shares.

A Fund also may issue Class A shares at net asset value in connection with the acquisition of or merger or consolidation with another investment company. At the Distributor’s discretion, the sales of Class A shares at net asset value may require written assurance that the purchase is being made for investment purposes and the shares will not be resold except through redemption. If required, you must provide such notice to the Distributor or DST at the time of purchase on a form available from the Trust.

Certain financial intermediaries may exchange Class I shares for Class A shares (on a load-waived basis) of the same Fund in connection with a change in account type or otherwise in accordance with the financial intermediary’s policies and procedures that renders a shareholder ineligible for Class I shares. The availability of this sales charge waiver depends on the policies, procedures and trading platforms of the intermediary.

*  *  *

The following replaces the information under the heading “Exchanging your Shares” on page 160 of the Prospectus:

Exchanging Your Shares

You may exchange some or all of your shares of any Fund for shares of an Eligible Fund, subject to limitations described elsewhere in this Prospectus. You may exchange:

•	Class A shares of a Fund for Class A shares of an Eligible Fund;

•	Class C shares of a Fund for Class C shares of an Eligible Fund;

•	Class I shares of a Fund for Class I shares of an Eligible Fund;

•	Class R3 shares of a Fund for Class R3 shares of an Eligible Fund;

•	Class R4 shares of a Fund for Class R4 shares of an Eligible Fund;

•	Class R5 shares of a Fund for Class R5 shares of an Eligible Fund; and

•	Class R6 shares of a Fund for Class R6 shares of an Eligible Fund.

Shares will be exchanged at their net asset value, computed as of the close of trading on the NYSE (normally 4 p.m. Eastern time). Share exchange orders received after the close of trading on a particular day will be exchanged at the next day’s close of trading net asset value. There is generally no charge for the exchange privilege. Any exchange must meet the applicable minimum investment amount for the Eligible Fund and share class into which the exchange is being made. In addition, because you may be subject to different fees, expenses and investment risks when you make an exchange, you should carefully review the description of the Eligible Fund into which you plan to exchange. Also, exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to initiate exchanges, contact the Trust at 800.334.2143.

Exchanges may be limited in the case of shares to be exchanged for those of any Eligible Fund or share class closed to, or otherwise restricted for, new investors and new accounts. In addition, the Funds depend on cooperation from intermediaries in reviewing certain accounts (such as those of retirement plan sponsors, wrap program sponsors and certain omnibus position holders) for short-term trading practices, which limits the Funds’ ability to monitor the frequency of exchanges by those investing through such accounts (see the Short-Term Trading Policies section).

*  *  *  *

The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2022. Except as noted above, no other provisions of the Prospectus are modified by this Supplement.